Putnam
Growth
Opportunities
Fund*

ANNUAL REPORT
July 31, 1997
*Formerly Putnam American Renaissance Fund

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "Global competition has created a brand-new class of blue chips. Investors no longer settle for big-cap companies with steady sales and strong domestic market share. They want a worldwide brand name, super-efficient production, lean management, and an outspoken commitment to shareholder value."
                                         -- BusinessWeek, July 7, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

17 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

* Karsh, Ottawa

Dear Shareholder:

Putnam Growth Opportunities Fund certainly presented an impressive record to investors as it began offering shares nationwide on August 1, 1997. There is no doubt that an extraordinarily favorable market environment during the fund's nearly two-year life as Putnam American Renaissance Fund prior to the nationwide launch helped establish a strong track record.

At the same time, the role of your fund's managers in achieving these results cannot be overlooked. Besides taking advantage of today's opportunities, they have sought holdings of companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today's do not last forever.

In the following report, fund managers Carol McMullen and Jeffrey Lindsey discuss their strategies during fiscal 1997 and the outlook for fiscal 1998.

Respectfully yours,

/S/George Putnam

George Putnam
Chairman of the Trustees
September 17, 1997



Report from the Fund Managers
Carol C. McMullen
Jeffrey R. Lindsey

When Putnam American Renaissance Fund concluded its fiscal year on July 31, 1997, it was poised for a renaissance of its own. After nearly two years of stellar performance as an incubated fund -- offered solely to employees of Putnam Investments and Trustees of the funds -- it was introduced to the public as Putnam Growth Opportunities Fund on August 1, 1997. The new name is designed to reflect more accurately your fund's strategy, which has produced strong returns by targeting the stocks of large, well-established U.S. companies with exceptional growth potential. For the 12 months ended July 31, 1997, your fund provided a total return of 47.34% at net asset value and 38.85% at public offering price. For complete performance information, please refer to the summary that begins on page 9.

Of course, your fund's performance was achieved during an amazing period for U.S. large-company stocks, with record-breaking surges in a number of market indexes, including a rise above the once-unimaginable 8000 mark for the Dow Jones Industrial Average. Realizing that the U.S. market is unlikely to maintain this momentum indefinitely, we seek companies with attributes that go far beyond their large size or blue-chip status, qualities that have helped them retain their leadership positions and maintain rapidly accelerating growth rates, even in shifting market conditions. In addition, most of these companies serve international markets and earn a significant portion of their profits abroad, which may help to minimize risk when U.S. markets underperform.

* PHARMACEUTICALS A MAJOR HIGHLIGHT IN FISCAL '97

While seeking dynamic companies that are world leaders in their industries, we find that they typically fit into one of six "themes" -- areas of growth that we believe hold the most promise in markets around the globe. One such theme is medical technology/cost containment, which includes many companies poised to benefit from health-care trends around the world.

The spiraling cost of health care -- and the pressures on providers to contain it -- is an industry trend that has boosted the profitability of pharmaceutical companies. Since one of the most effective ways to keep medical costs down is to keep people out of the hospital, the ability to develop effective drugs with fewer side effects has become a thriving business. A number of pharmaceutical companies in your fund's portfolio are dominating global markets by creating innovative products for the treatment of illness and disease.

Warner-Lambert Company, for example, recently was cleared to market Rezulin, a drug for diabetes patients who are newly diagnosed or have problems with traditional insulin treatments. Approximately 16 million people have diabetes, and new guidelines for early diagnosis endorsed by the American Diabetes Association are expected to reveal an additional 2 million. The disease is estimated to cost the health-care system more than $100 billion annually.

Bristol-Myers Squibb, once a consumer products company, has evolved into a pharmaceutical powerhouse. Since the merger with Squibb Corporation in 1989, the company has become a world leader in most of its core businesses. Its strongest growth potential comes from innovative products like Taxol, a drug being developed for the treatment of breast cancer and AIDS-related Karposi's sarcoma. The company markets products in nearly every country in the world, with operations in more than 50 countries. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Beyond the pharmaceutical companies, we remain optimistic about the entire health-services industry, from medical devices to technology to providers that can deliver high-quality care at a reasonable cost. Demographics continue to favor every health-care sector as the baby-boom generation -- more of whom are now reaching 50 years of age -- is expected to keep drugs, supplies, and services in strong demand.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals and biotechnology                     15.6%

Electronics and electrical equipment                  10.9%

Financial services                                     6.9%

Computer software                                      6.8%

Food and beverage                                      5.9%

Footnote reads:
*Based on net assets as of 7/31/97. Holdings will vary over time.

* AMERICAN COMPANIES PROVE WORLDWIDE LEADERS IN FINANCIAL SERVICES

In the financial services industry, large U.S. companies continue to dominate world markets by developing original products that respond to the needs of consumers. One example is American Express Company, one of the fund's largest financial services holdings at the close of the period. This company has reinvigorated its product line, using creative targeted marketing. The Membership Rewards program, for example, offers points for every dollar charged to an American Express credit card. This program, which allows the points to be exchanged for goods and services such as retail merchandise or travel packages, has resulted in increased card usage. In addition, the company has had great success with American Express Financial Advisors, a business that has attracted baby boomers looking for personalized wealth management services and products.

MBNA Corporation, the country's second largest credit card lender, was one of the fund's strongest performers over the fiscal period. A large part of MBNA's success can be attributed to creative products like its Affinity line of credit cards, designed to target the personal interests of customers by linking consumer spending with support for charitable organizations, sports teams, colleges, and universities. In the first half of 1997 alone, MBNA acquired more than 6 million new cardholders.

The insurance firm, Travelers Group, Inc., is another financial services company whose stock performed well for your fund during the year. The company has an impressive record of selling high-quality products to a broad base of customers and is known for its powerful manufacturing, distribution, and marketing capabilities. Travelers was recently added to the select group of 30 blue-chip companies that make up the Dow Jones Industrial Average. The company also was ranked fifth on the BusinessWeek 50, a list of S&P 500(registered trademark) companies that are deemed the "new corporate elite" based on their strong performance.


TOP 10 HOLDINGS

General Electrical Co.
Electronics and electrical equipment

Merck & Co., Inc.
Pharmaceuticals and biotechnology

Microsoft Corp.
Computer software

Bristol-Myers Squibb Co.
Pharmaceuticals and biotechnology

Procter & Gamble Co.
Consumer products

Dayton Hudson Corp.
Retail

PepsiCo. Inc.
Food and beverages

Motorola Inc.
Electronics and electrical equipment

SmithKline Beechham PLC ADR
Pharmaceuticals and biotechnology

Warner-Lambert Co.
Pharmaceuticals and biotechnology

Footnote reads:
These holdings represent 29.4% of the fund's assets as of 7/31/97. Portfolio holdings will vary over time.

* TECHNOLOGY REMAINS A PROMISING GROWTH THEME

While the technology industry has recently faced volatility, some impressive returns have been generated in this sector of the portfolio. Cisco Systems and Applied Materials, for example, were two of the fund's larger technology holdings at the close of the period.

Founded in late 1984 by a small group of computer scientists from Stanford University who wanted an easier way to connect different types of computer systems, Cisco Systems shipped its first product in 1986. Since then, it has grown into a multinational corporation with more than $5 billion in annual revenue and more than 10,000 employees. The company went public in February 1990 and is now the third largest company on the NASDAQ composite index.

Like many of America's other great companies, Applied Materials has expanded well beyond its role as an industry supplier. While this company is a leading global supplier of semiconductors, its research and product development expertise allow it to remain a dominant force in this incredibly fast-paced industry. In fact, the company recently announced that it will invest more than $430 million over the next 2 years to expand its product development and demonstration laboratories.

* LOOKING AHEAD WITH CAUTIOUS OPTIMISM

As your fund begins its first year as Putnam Growth Opportunities Fund, we are prepared for the possibility of U.S. market setbacks. But we are also confident that the fund will weather market shifts by investing in strong, innovative companies that can dominate their industries around the world, respond to changing trends, and earn a significant portion of their profits abroad.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/97, there is no guarantee the fund will continue to hold these securities in the future. The fund's concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Growth Opportunities Fund is designed for investors seeking capital appreciation by investing primarily in stocks of well-established, large-capitalization companies that Putnam believes will benefit from major long-term economic trends, business conditions, and/or consumer behavior.

TOTAL RETURN FOR PERIODS ENDED 7/31/97

(inception date)                                (10/2/95)
                                               NAV     POP
------------------------------------------------------------------------------
1 year                                       47.34%  38.85%
------------------------------------------------------------------------------
Life of fund                                 76.92   66.72
Annual average                               36.58   32.22
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/97

                                          Standard &      Russell
                           Standard &       Poor's         1000      Consumer
                             Poor's      Barra Growth     Growth      Price
                           500 Index        Index          Index      Index
------------------------------------------------------------------------------
1 year                       52.11%         56.50%         51.85%      2.23%
------------------------------------------------------------------------------
Life of fund                 69.70          76.03          67.51       4.77
Annual average               33.41          36.11          32.48       2.57
------------------------------------------------------------------------------

Returns at public offering price (POP) reflect the current maximum initial sales charges of 5.75%. An expense limitation was in effect during this performance period; without the limitation, total returns would have been lower. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

The Fund began investment operations on 10/2/95, offering shares now known as class A shares. On 8/1/97, after the close of the reporting period, the fund began offering class B and class M shares. Performance for these shares will be shown in subsequent reports and will differ from that reported for class A shares.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of
a 10,000 investment since
10/2/95

               Fund's          S&P             Russell
          class A shares   Barra Growth      1000 Growth
              at POP          Index             Index
 10/2/95       9423           10000             10000
 10/2/95       9423           10000             10000
 10/2/95       9423           10000             10000
 1/31/96      10536           10964             10804
 1/31/96      10536           10964             10804
 1/31/96      10536           10964             10804
 4/30/96      11338           11233             11306
 4/30/96      11338           11233             11306
 4/30/96      11338           11233             11306
 7/31/96      11316           11248             11030
 7/31/96      11316           11248             11030
 7/31/96      11316           11248             11030
10/31/96      12609           12471             12211
10/31/96      12609           12471             12211
10/31/96      12609           12471             12211
 1/31/97      13732           14119             13773
 1/31/97      13732           14119             13773
 1/31/97      13732           14119             13773
 4/30/97      13757           14655             13799
 4/30/97      13757           14655             13799
 4/30/97      13757           14655             13799
 7/31/97      16672           17603             16751

Footnote reads:
Past performance is no assurance of future results.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/97
------------------------------------------------------------------------------
Distributions (number)               1
------------------------------------------------------------------------------
Income                            $0.035
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                          0.034
------------------------------------------------------------------------------
Short-term                         1.156
------------------------------------------------------------------------------
  Total                           $1.225
------------------------------------------------------------------------------
Share value:                   NAV      POP
------------------------------------------------------------------------------
7/31/96                     $10.15   $10.77
------------------------------------------------------------------------------
7/31/97                      13.38    14.20
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

(inception date)                            (10/2/95)
                                           NAV     POP
------------------------------------------------------------------------------
1 year                                   28.70%  21.28%
------------------------------------------------------------------------------
Life of fund                             61.85   52.52
Annual average                           31.88   27.46
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data do not take into account any adjustment for taxes payable on reinvested distributions and reflect an expense limitation that was in effect during this performance period; without the limitation, total returns would have been lower.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Standard & Poor's Barra/Growth Index* is a capitalization-weighted index of all common stocks within the S&P 500 with high price-earnings ratios.

Russell 1000 Growth Index*+ contains those Russell 1000 Index securities with a greater-than-average growth orientation. Companies in the growth index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the Russell 1000 Value Index. (The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index.)

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+This index has replaced the S&P Barra/Growth Index as the fund's benchmark, since, in Putnam Management's opinion, it provides a better representation of the strategy of Putnam Growth Opportunities Fund.


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

 [SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Report of independent accountants

To the Shareholders of
Putnam Growth Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund, formerly Putnam American Renaissance Fund, (the "fund") at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 12, 1997


Portfolio of investments owned
July 31, 1997


COMMON STOCKS (98.0%) *
NUMBER OF SHARES                                                                                       VALUE

Banks (4.7%)
------------------------------------------------------------------------------------------------------------
          1,200  Barnett Banks, Inc.                                                           $      68,325
            700  First Union Corp.                                                                    71,006
          1,600  Washington Mutual, Inc.                                                             110,600
                                                                                              --------------
                                                                                                     249,931

Business Equipment and Services (0.6%)
------------------------------------------------------------------------------------------------------------
            400  Xerox Corp.                                                                          32,900

Chemicals (1.7%)
------------------------------------------------------------------------------------------------------------
          1,700  Praxair, Inc.                                                                        93,713

Computer Software (6.8%)
------------------------------------------------------------------------------------------------------------
            900  Computer Associates Intl., Inc.                                                      61,256
          1,200  Microsoft Corp. +                                                                   169,800
          1,000  Parametric Technology Corp. +                                                        49,000
          1,500  PeopleSoft, Inc. +                                                                   87,750
                                                                                              --------------
                                                                                                     367,806

Computers (4.1%)
------------------------------------------------------------------------------------------------------------
          2,000  EMC Corp. +                                                                         101,000
          1,700  Hewlett-Packard Co.                                                                 119,106
                                                                                              --------------
                                                                                                     220,106

Consumer Products (5.5%)
------------------------------------------------------------------------------------------------------------
          1,000  Gillette Co.                                                                         99,000
          1,200  Lowe's Cos., Inc.                                                                    45,150
          1,000  Procter & Gamble Co.                                                                152,125
                                                                                              --------------
                                                                                                     296,275

Cosmetics (1.2%)
------------------------------------------------------------------------------------------------------------
          1,400  Estee Lauder Cos. Class A                                                            64,488

Electronics and Electrical Equipment (10.9%)
------------------------------------------------------------------------------------------------------------
          1,200  Applied Materials, Inc. +                                                           110,250
          3,500  General Electric Co.                                                                245,656
          1,600  Motorola, Inc.                                                                      128,500
          4,300  Westinghouse Electric Corp.                                                         103,469
                                                                                              --------------
                                                                                                     587,875

Entertainment (1.9%)
------------------------------------------------------------------------------------------------------------
          1,900  Time Warner, Inc.                                                                   103,669

Financial Services (6.9%)
------------------------------------------------------------------------------------------------------------
          1,300  American Express Co.                                                                108,875
          2,600  MBNA Corp.                                                                          117,000
          1,000  Morgan Stanley, Dean Witter, Discover and Co.                                        52,313
          1,300  Travelers Group Inc.                                                                 93,519
                                                                                              --------------
                                                                                                     371,707

Food and Beverages (5.9%)
------------------------------------------------------------------------------------------------------------
          1,600  Campbell Soup Co.                                                                    83,000
          3,300  Coca-Cola Enterprises, Inc.                                                         102,506
          3,400  PepsiCo, Inc.                                                                       130,263
                                                                                              --------------
                                                                                                     315,769

Health Care Services (3.8%)
------------------------------------------------------------------------------------------------------------
          1,400  Cardinal Health, Inc.                                                                87,150
          4,400  HEALTHSOUTH Corp. +                                                                 116,600
                                                                                              --------------
                                                                                                     203,750

Insurance (4.7%)
------------------------------------------------------------------------------------------------------------
          1,000  Aetna Inc.                                                                          113,938
            500  CIGNA Corp.                                                                          99,750
          1,000  Conseco Inc.                                                                         40,750
                                                                                              --------------
                                                                                                     254,438

Lodging (2.1%)
------------------------------------------------------------------------------------------------------------
          1,600  Marriott International, Inc.                                                        110,000

Medical Supplies and Devices (2.0%)
------------------------------------------------------------------------------------------------------------
          1,336  Tyco International Ltd. +                                                           108,216

Networking Equipment (2.2%)
------------------------------------------------------------------------------------------------------------
          1,500  Cisco Systems, Inc. +                                                               119,344

Oil and Gas (2.1%)
------------------------------------------------------------------------------------------------------------
          1,500  Schlumberger Ltd.                                                                   114,563

Pharmaceuticals and Biotechnology (15.6%)
------------------------------------------------------------------------------------------------------------
          2,100  Bristol-Myers Squibb Co.                                                            164,714
          1,100  Lilly (Eli) & Co.                                                                   124,300
          1,900  Merck & Co., Inc.                                                                   197,481
          1,700  Pfizer, Inc.                                                                        101,363
          1,300  Smithkline Beecham PLC ADR (United Kingdom)                                         126,425
            900  Warner-Lambert Co.                                                                  125,719
                                                                                              --------------
                                                                                                     840,002

Publishing (1.9%)
------------------------------------------------------------------------------------------------------------
          1,000  Gannett Co., Inc.                                                                    99,313

Retail (5.8%)
------------------------------------------------------------------------------------------------------------
          1,800  CVS Corp.                                                                           102,375
          2,200  Dayton Hudson Corp.                                                                 142,175
          1,800  Wal-Mart Stores, Inc.                                                                67,613
                                                                                              --------------
                                                                                                     312,163

Semiconductors (2.2%)
------------------------------------------------------------------------------------------------------------
          1,300  Intel Corp.                                                                         119,356

Telecommunication Equipment (3.6%)
------------------------------------------------------------------------------------------------------------
          1,000  Northern Telecom Ltd. (Canada)                                                      104,563
          1,500  Tellabs, Inc. +                                                                      89,813
                                                                                              --------------
                                                                                                     194,376

Telephone Services (1.8%)
------------------------------------------------------------------------------------------------------------
          2,000  Sprint Corp.                                                                         99,000
                                                                                              --------------
                 Total Common Stocks (cost $4,035,780)                                        $    5,278,760
SHORT-TERM INVESTMENTS (2.3%) * (cost $126,020)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$       126,000  Interest in $204,956,000 joint repurchase agreement dated July 31, 1997 with UBS Securities due
                 August 1, 1997 with respect to various U.S. Treasury
                 obligations -- maturity value of $126,020 for an
                 effective yield of 5.76%                                                     $      126,020
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $4,161,800) ***                                      $    5,404,780
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $5,385,097.

*** The aggregate identified cost on a tax basis is $4,162,659, resulting in gross unrealized appreciation and depreciation of $1,251,424 and $9,303, respectively, or net unrealized appreciation of $1,242,121.

  + Non-income-producing security.

    ADR after the name of a foreign holding stands for American
    Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.




[/TABLE]


Statement of assets and liabilities
July 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,161,800) (Note 1)                                                    $5,404,780
---------------------------------------------------------------------------------------------------
Cash                                                                                          1,428
---------------------------------------------------------------------------------------------------
Dividends receivable                                                                          4,796
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                        4,048
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               97,530
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    5,609
---------------------------------------------------------------------------------------------------
Total assets                                                                              5,518,191

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                            100,071
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                      120
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                  1,913
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 1,071
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                    8,843
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       21,076
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           133,094
---------------------------------------------------------------------------------------------------
Net assets                                                                               $5,385,097

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                          $3,805,033
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                       337,084
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                1,242,980
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                               $5,385,097

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($5,385,097 divided by 402,565 shares)                                                       $13.38
---------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $13.38)*                                              $14.20
---------------------------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended July 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $39)                                                   $   38,774
--------------------------------------------------------------------------------------------------
Interest                                                                                       596
--------------------------------------------------------------------------------------------------
Total investment income                                                                     39,370
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            25,099
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                               3,297
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           2,740
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                40
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               1,770
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      4,248
--------------------------------------------------------------------------------------------------
Auditing                                                                                    20,765
--------------------------------------------------------------------------------------------------
Legal                                                                                        5,506
--------------------------------------------------------------------------------------------------
Postage                                                                                        173
--------------------------------------------------------------------------------------------------
Other                                                                                          211
--------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by Manager (Note 2)                                    (26,224)
--------------------------------------------------------------------------------------------------
Total expenses                                                                              37,625
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (5,267)
--------------------------------------------------------------------------------------------------
Net expenses                                                                                32,358
--------------------------------------------------------------------------------------------------
Net investment income                                                                        7,012
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           410,793
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                               1,080,288
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  1,491,081
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $1,498,093
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                    For the period
                                                                                   October 2, 1995
                                                                                  (commencement of
                                                                     Year ended     operations) to
                                                                        July 31            July 31
                                                                           1997               1996
--------------------------------------------------------------------------------------------------

Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $    7,012         $    7,280
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        410,793            247,617
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                            1,080,288            162,692
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  1,498,093            417,589
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
    From net investment income                                           (9,336)            (8,637)
--------------------------------------------------------------------------------------------------
    From net realized gain on investments                              (317,426)            (3,217)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     1,567,224            240,807
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          2,738,555            646,542

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     2,646,542          2,000,000
--------------------------------------------------------------------------------------------------
End of year                                                           5,385,097          2,646,542
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)

----------------------------------------------------------------------------------------------------------

                                                                              Year      For the period
Per-share                                                                    ended       Oct. 2, 1995+
operating performance                                                      July 31          to July 31
----------------------------------------------------------------------------------------------------------
                                                                              1997               1996
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                         $10.15               $8.50
----------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------
Net investment income                                                          .03(a)              .03(a)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                           4.43                1.67
----------------------------------------------------------------------------------------------------------
Total from
investment operations                                                         4.46                1.70
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                                                             (.04)               (.04)
----------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                               (1.19)               (.01)
----------------------------------------------------------------------------------------------------------
Total distributions                                                          (1.23)               (.05)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                               $13.38              $10.15
----------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                    47.34               20.08*
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                              $5,385              $2,647
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                     1.05(a)              .89*(a)
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                      .20(a)              .30*(a)
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      145.10              151.15*
----------------------------------------------------------------------------------------------------------
Average commission
rate paid                                                                   $.0463              $.0414
----------------------------------------------------------------------------------------------------------

 +  Commencement of operations.

 *  Not annualized

(a) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses of the fund for the period ended July 31, 1997 and July 31, 1996 reflect a reduction of $0.11 and $0.11 per share respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).



Notes to financial statements
July 31, 1997

Note 1
Significant accounting policies

Putnam Growth Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Prior to August 1, 1997 the fund was known as Putnam American Renaissance Fund. The fund seeks capital appreciation by investing primarily in stocks of well-established, large-capitalization companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes will benefit from major long-term economic trends, business conditions, and/or consumer behavior.

The fund offers class A shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Effective August 1, 1997 the fund began offering class B and class M shares. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

This difference includes treatment of organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1997, the fund reclassified $2,324 to increase undistributed net investment income and $1,641 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $683. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through November 30, 1997, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1997, fund expenses were reduced by $5,267 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $108 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund's class A shares to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the Plan.

For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies from net commissions from the sale of shares of the fund.

Note 3
Purchase and sales of securities

During the year ended July 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $6,240,427 and $5,065,060, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended
                                               July 31, 1997
------------------------------------------------------------
                                     Shares           Amount
------------------------------------------------------------
Shares sold                         116,963       $1,315,416
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        31,358          326,433
------------------------------------------------------------
                                    148,321        1,641,849

Shares
repurchased                          (6,623)         (74,625)
------------------------------------------------------------
Net increase                        141,698       $1,567,224
------------------------------------------------------------

                                              For the period
                                             October 2, 1995
                                            (commencement of
                                              operations) to
                                               July 31, 1996
------------------------------------------------------------
                                     Shares           Amount
------------------------------------------------------------
Shares sold                          26,969         $254,618
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                             --              --
------------------------------------------------------------
                                     26,969          254,618

Shares
repurchased                          (1,396)         (13,811)
------------------------------------------------------------
Net increase                         25,573         $240,807
------------------------------------------------------------
At July 31, 1997, Putnam Investments, Inc. owned 346,465 shares of the fund (86.06% of shares outstanding), valued at $4,635,702.

Federal tax information
(Unaudited)

The fund has designated 15.74% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

Pursuant to section 852 of the Internal Revenue Code, the fund hereby designates $0.034 per share (or if different, the amount necessary to offset net capital gain earned by the fund) [for all share classes] as capital gain dividends for its taxable year ended July 31, 1997.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.


WELCOME TO

www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Carol C. McMullen
Vice President and Fund Manager

Jeffrey R. Lindsey
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

 AN061-35880-2AP   9/97